UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BioNexus Gene Lab Corp.
(Name of Registrant As Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

BIONEXUS GENE LAB CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 24, 2025

Notice is hereby given that Annual Meeting of Stockholders (the “Annual Meeting”) of BioNexus Gene Lab Corp. will be held on December 24, 2025, at 9:00 a.m., Eastern Time, at the virtual meeting site https://www.bionexusgenelab.com/annualmeeting2025. The Annual Meeting will be held solely online, and as such there is no physical address for the Annual Meeting. The Annual Meeting will be held for the following purposes as more fully described in the proxy statement accompanying this notice (the “Proxy Statement”):

1.

Each of Su-Leng Tan Lee, Muhammad Azrul bin Abdul Hamid, Jook Yuen Low, and Chee Keong Yap (being each directors of the Company that held that office seven days before the date of the distribution of the notice of an annual meeting) is re-elected as a director of the Company.

2. 3.

Approval of the 2025 Equity Incentive Plan.

To re-appoint JP CENTURION & PARTNERS PLT in Kuala Lumpur, Malaysia as auditors of the Company to hold office from the conclusion of the Annual Meeting until the conclusion of the annual meeting of the Company to be held in 2026 and approve the discretion of the Board to determine the remuneration of the same; and

4.	Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 2 (the “Adjournment Proposal”).

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Annual Meeting, submit your questions, and vote during the live webcast of the meeting by visiting https://www.bionexusgenelab.com/annualmeeting2025 shortly prior to the scheduled start of the meeting and entering the control number found on the proxy card or voting instruction form.

Each of the above proposals was approved by our Board of Directors and requires the vote set forth in the Proxy Statement accompanying this notice. The close of business on November 28, 2025 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders on the Annual Meeting site at https://www.bionexusgenelab.com/annualmeeting2025.

You are cordially invited to participate in the Annual Meeting. Whether or not you plan to participate in the Annual Meeting online, we urge you to ensure your representation by voting by proxy promptly via the Internet, by phone or by completing, signing, dating and returning the accompanying proxy card, or the form forwarded by your bank, broker or other holder of record, by mail. If you attend the Annual Meeting online and vote your shares at that time, your proxy will not be used.

The holders of at least one-third of the issued and outstanding shares of Common Stock entitled to vote must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum. Please vote your shares as soon as possible in order to ensure that a quorum is obtained.

By Order of the Board of Directors,

/s/ Su-Leng Tan Lee
Name: Su-Leng Tan Lee
Title: Chief Executive Officer Kuala Lumpur, Malaysia December 3, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on December 24, 2025: Pursuant to the rules of the Securities and Exchange Commission, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting of Stockholders and Proxy Statement are also available at https://www.bionexusgenelab.com/annualmeeting2025.

Whether or not you expect to participate in the Special Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. If you attend the Special Meeting online and vote your shares at that time, your proxy will not be used.

Whether or not you expect to participate in the Annual Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope so that your shares may be represented at the Annual Meeting. If you attend the Annual Meeting online and vote your shares at that time, your proxy will not be used.

2

BIONEXUS GENE LAB CORP.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 24, 2025

Forward-Looking Statements

This proxy statement (this “Proxy Statement”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement that do not relate to matters of historical fact should be considered forward-looking statements. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Proxy Statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, which is available on the Company’s Investor Relations website at http://www.bionexusgenelab.com and on the SEC website at  www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Proxy Statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Proxy Statement.

3

BIONEXUS GENE LAB CORP.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 24, 2025

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

This Proxy Statement contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of BioNexus Gene Lab Corp. (the “Company,” “we,” “our” or “us”), which will be held on December 24, 2025, at 9:00 a.m., Eastern Time, and any postponements or adjournments thereof.  We will host the Annual Meeting solely online via live webcast, so our stockholders can participate from any geographic location with Internet connectivity. We believe this will enhance accessibility to the Annual Meeting for all of our stockholders, regardless of geographic location.

Stockholders of record at the close of business on November 28, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The Proxy Statement contains important information for you to consider when deciding how to vote on the matters for which we are soliciting proxies. Please read it carefully.

The Annual Meeting can be accessed via the Internet at  https://www.bionexusgenelab.com/annualmeeting2025 where you will be able to listen to the meeting live, submit questions, and vote online. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

This Proxy Statement is being made available to you because you own shares of our common stock, no par value per share (“Common Stock”), as of the Record Date, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Annual Meeting. The Notice of Annual Meeting, this Proxy Statement, the Annual Report to Stockholders for the year ending December 31, 2024 and the form of proxy will be first mailed on or about November 28, 2025, to all stockholders entitled to vote at the Annual Meeting. Accordingly, you should have received our proxy materials by mail.  These materials also are available for viewing, printing and downloading on the Internet at https://www.bionexusgenelab.com/annualmeeting2025.

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement and are described in more detail in this Proxy Statement. We are not aware of any matter to be presented other than those described in this Proxy Statement.

How to Participate in the Annual Meeting

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting https://www.bionexusgenelab.com/annualmeeting2025. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to enter the control number included on your proxy card or on the instructions that accompanied your proxy materials (if any). If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

4

The online meeting will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Online access will begin approximately 15 minutes prior to the meeting. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call +1 469-633-0101 ext 121.

Registration to Participate in the Annual Meeting

If you are a stockholder of record, as explained below, you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you own shares in street name, as explained below, you must register in advance to participate in the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting virtually on the Internet, go to the annual meeting site at https://www.bionexusgenelab.com/annualmeeting2025 and use the registration link.

You must submit proof of your proxy power (legal proxy) reflecting your Company stock holdings along with your name and email address on the annual meeting website, and email to ir@bionexusgenelab.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 23, 2025. You will receive a confirmation of your registration by email after your registration materials have been received.

Requests for registration should be directed to the following:

•	By email: Forward the email from your bank, broker, or other intermediary, or attach an image of your legal proxy, to ir@bionexusgenelab.com
•	By mail: BioNexus Gene Lab Corp., Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur, Malaysia

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are considered the “stockholder of record” of those shares. In this case, your printed proxy materials have been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions provided with your proxy materials and on your proxy card.

Beneficial Owners of Shares Held in Street Name. If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Voting

Our outstanding Common Stock is the only class of securities entitled to vote on the proposals presented at the Annual Meeting. Common Stockholders of record on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Annual Meeting. The list will also be available online during the Annual Meeting at https://www.bionexusgenelab.com/annualmeeting2025. As of the Record Date, there were 2,363,836 shares of Common Stock outstanding and approximately 294 holders of record, according to information provided by our transfer agent. Each share of Common Stock is entitled to one vote on each proposal. One-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

5

All votes will be tabulated by our inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Broker non-votes occur when your broker or other nominee submits a proxy for your shares (because the broker or other nominee has received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote your shares on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you, or has discretionary authority but chooses not to exercise it. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Vote Required for Each Proposal

The voting requirements for each of the Proposals under consideration at the Annual Meeting to be approved, and the effect of abstentions and broker non-votes on each Proposal, are as follows:

Proposal	Voting Approval Standard	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors	Plurality of the votes cast per Director	No effect – not counted as a vote	No effect – not counted as a vote
Approval of the 2025 Equity Incentive Plan	Majority of the votes cast on the proposal	No effect – not counted as a vote	Counted as a vote against
Ratification of Auditor	Majority of the votes cast on the proposal	No effect – not counted as a vote	No effect – not counted as a vote
Adjournment Proposal	Majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote	Same effect as a vote against	No effect – not counted as a vote

How to Vote

The manner in which your shares may be voted depends on how your shares are held.  If you are a stockholder of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Securities Transfer Corporation, our stock transfer agent, you may vote by proxy, meaning you authorize the individuals named on your proxy card or notice to vote your shares.  If you choose to vote by proxy, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of Common Stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. You also may participate in and vote during the Annual Meeting.

Voting by proxy. You may vote your shares by proxy by telephone, via the Internet or by mail:

•

Via the Internet. You may transmit your proxy voting instructions via the Internet by following the instructions provided with your Internet Notice or on your proxy card. You will need to have the proxy card in hand when you access the website. If you choose to vote via the Internet, you do not have to return a proxy card by mail.

•

By Telephone. You may transmit your proxy voting instructions by calling the telephone number specified on the instructions provided with your Internet Notice and on your proxy card. You will need to have the proxy card in hand when you call. If you choose to vote by telephone, you do not have to return a proxy card by mail.

•

By Mail. If you received proxy materials by mail, you may vote by proxy by completing, signing and dating the proxy card enclosed with your printed proxy materials and returning it in the enclosed prepaid envelope.

6

Voting online during the Annual Meeting:  Stockholders who elect to participate in the Annual Meeting may vote online during the Annual Meeting by following the instructions provided in the Internet Notice and proxy card. Even if you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will still be voted in accordance with your direction.

Telephone and Internet voting for stockholders of record will be available up until the conclusion of the Annual Meeting, and mailed proxy cards must be received by December 22, 2025 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, this deadline may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the meeting:

•

by submitting a new proxy with a later date before the Annual Meeting either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;

•	by voting online at the virtual meeting site; or
•	by filing a written revocation with our corporate Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares as described in the “How to Vote” section above.

Your attendance alone at the Annual Meeting will not automatically revoke your proxy.

Solicitation

The proxies being solicited for the Annual Meeting as described in this Proxy Statement are being solicited by the Company's board of directors and appointed employees. We will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

Deadlines for Receipt of Stockholder Proposals

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our Bylaws. For stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to be presented at and included in our proxy statement for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), such proposals must have been submitted to and received by the Company’s corporate Secretary no later than October 1, 2026. Pursuant to our Bylaws, any stockholder intending to present a proposal for action at an annual meeting must give written notice to the Company’s corporate Secretary not less than 30 days and not more than 60 days prior to the date of the annual meeting, except that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, then the deadline for submitting a stockholder proposal is the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Under our Bylaws, the deadline for submitting a nomination for a director to be included in our proxy materials for an annual meeting is 60 days prior to the date of the annual meeting.  In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.  In addition, the proxy solicited by the Board of Directors for the 2025 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal no later than October 1, 2026, which is 45 calendar days prior to the anniversary date of the mailing of the proxy statement related to our 2025 annual meeting of stockholders. Stockholder proposals and nominations must be in writing and should be addressed to our corporate Secretary at our principal executive offices located at Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jalan Bangsar Utama 1, 59000 Kuala Lumpur, Malaysia. The Chairman of the 2026 Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

7

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1:

ELECTION OF DIRECTORS

Nomination of Directors

Your vote is requested in favor of four nominees named herein to our Board of Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The four nominees are the four current members of our Board of Directors.

Directors typically are elected for a period of one year and thereafter serve until the next annual meeting at which the nominee is reelected or a successor is duly elected by our stockholders, or until his or her successor is duly elected and qualified. Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve.

Nominees

The following table sets forth the name, age and positions of each of our director nominees as of the date of this Proxy Statement. Each of the nominees listed below is currently a director of the Company and has been elected to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Name	Age	Position
Su-Leng Tan Lee	42	Chief Executive Officer, President, and Director
Jook Yuen Low	48	Director, Member of Audit and Nominating Committees
Muhammad Azrul bin Abdul Hamid	50	Director, Member of the Audit Committee, Chairman of the Compensation Committee, Chairman of the Corporate Governance and Nominating Committee
Chee Keong Yap	70	Director, Chairman of the Audit Committee, Member of the Compensation Committee

Business Experience and Directorships

The following describes the background of our directors.

Su-Leng Tan Lee has been a Director of the Company since December 2023, and has over 20 years of extensive experience in a variety of industries, including information systems, hospitality, investment management, construction, property development, travel, government liaison, and life sciences, primarily focused on commercialization, finance, and general management. Since August 2023, Mr. Tan has served as the Company’s Chief Operating Officer, and then as Company’s Chief Executive Officer. Since May 2022, Mr. Tan worked as the Chief Commercial Officer for Dryox Health Limited, a startup focused on repurposing drugs for unmet needs in the dermatological space, specifically anticholinergic drugs. Since August 2017, Mr. Tan worked as the FLO Life Sciences Group’s owner and Managing Director, focusing on infectious diseases and oncology pre-clinical drug candidates and clinical research. From July 2018 to April 2019, Mr. Tan was the President of Avillion Berhad, a publicly listed travel and hospitality group with hotels, commercial property, and inbound/outbound travel services. The Company believes Mr. Tan is qualified to serve as the Company’s Chief Executive Officer and a member of the Board due to his extensive experience with biotech and pharmaceutical companies.  Mr. Tan also serves on the boards of various private companies.

8

Jook Yuen Low has been a director of the Company since November, 2024 and also is a member of the Audit Committee and the Nomination & Corporate Governance Committee. She holds a Bachelor of Laws (LL.B) and a Master of Business in Public Relations from the Queensland University of Technology, Australia. She was called to the Bar as an Advocate & Solicitor of the High Court of Malaya in 2004. Currently, Ms. Low is a partner at the law firm Azura Mokhtar & Low. Her legal career spans over 20 years, during which she has gained substantial experience in conveyancing, corporate law, and wealth management consulting. Her expertise includes advising on property, real estate, banking transactions, and corporate agreements such as shareholders’ agreements, joint ventures, and power of attorney and as a result, the Company believes she is qualified to be a member of the Board.

Muhammad Azrul bin Abdul Hamid has been a director of the Company since December 2023, and has more than 20 years of experience as a lawyer in a range of matters at the Malaysian High Court and the Malaysian Court of Appeal involving IP claims, contractual matters, debt collection and tortious claims. Mr. Azrul also has experience in providing advisory services for the technology industry, providing advice on intellectual property protection and enforcement matters. Mr. Azrul has advised clients on the multiple facets of public policy and government engagement, including dealing with government agencies and local authorities in relation to business related issues for start-ups, small and medium enterprises, and multinational corporations. Mr. Azrul is a member of the Malaysian Eurocham IP Committee, Kuala Lumpur Bar Committee IT Committee, and Bar Council Cyberlaw Committee. He is a contributor and regular speaker for the South East Asia EU-SME IPR Helpdesk. Mr. Azrul also serves on the boards of various private companies. The Company believes Mr. Azrul is qualified to serve as a member of the Board due to his extensive experience with legal matters.

Chee Keong Yap has been a director of the Company since March 2022, serving as the Audit Committee Chairman, and is a Member of The Institute of Chartered Accountants of Scotland. In the past he was Managing Director & Executive Director at Niche Capital Emas Holdings Bhd and Chief Executive Officer & Executive Director at Bumiputra Merchant Bankers Bhd.  Mr. Yap holds a Bachelor of Arts (First Class Honours) degree in Economics from the University of Leeds, United Kingdom (1978). He has auditing experience in England from 1978 to 1981. Mr. Yap also serves on the boards of various private companies. He has gained extensive financial experience gained from his career in merchant banking and brings his considerable experience to the role and as a result, the Company believes he is qualified to be a member of the Board.

9

Board Committees and Director Independence

Director Independence

We have determined that Mr. Chee Keong Yap, Mr. Muhammad Azrul bin Abdul Hamid, and Ms. Jook Yuen Low, are “independent” as defined by the Nasdaq Rule 5605(a)(2). Accordingly, a majority of our Board is “independent.” There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board has established three standing committees – Audit, Compensation, and Nominating and Corporate Governance. All standing committees operate under a charter that has been approved by our Board.

Audit Committee

Our Board of Directors has an Audit Committee, composed of Chee Keong Yap, Muhammad Azrul bin Abdul Hamid, and Jook Yuen Low. All members are independent directors as defined in accordance with Rule 10A-3 of the Exchange Act and the Nasdaq Listing Rules. Mr. Yap serves as Chairman of the committee.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•	Evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•

Approves the plan and fees for the annual audit, quarterly reviews, tax and other audit related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•	Monitors the independence of the independent auditor and the rotation of partners of the independent auditor as required by law;

•

Reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	Oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the Board; and

•

Provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including compliance with requirements of Sarbanes Oxley and makes recommendations to the Board regarding corporate governance issues and policy decisions.

Audit Committee Report

Review with Management. The Audit Committee has reviewed and discussed our audit completion report and financial statements for Fiscal Year 2024 with management.

Review and Discussions with Independent Auditors. The Audit Committee discussed with the Company’s auditor, JP Centurion & Partners PLT (the “Auditor”) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

10

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Nominating and Corporate Governance Committee

Our Board of Directors has a Nominating and Corporate Governance Committee composed of Jook Yuen Low and Muhammad Azrul bin Abdul Hamid. Mr. Muhammad Azrul bin Abdul Hamid serves as the Chairman of the committee. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. The Nominating and Corporate Governance Committee has a charter which is reviewed annually. The Nominating and Corporate Governance Committee will consider director nominations made by shareholders so long as the nomination is validly made in accordance with applicable laws, rules, regulations, and the provisions of the Company’s charter documents.  Any shareholder who wants to recommend a candidate for the Nominating and Corporate Governance Committee to consider nominating as a director should submit a written request and related information to our Corporate Secretary.

In evaluating individual Board nominees, the Nominating & Corporate Governance Committee takes into account many factors, including:

•

a general and diverse understanding of the global economy, capital markets, finance and other disciplines relevant to the success of a large publicly traded financial technology company, including cybersecurity;

•	a general understanding of the company’s business and technology;

•	a client experience orientation;

•	the requirements under the Company’s By-Laws;

•	the individual’s educational and professional background and personal accomplishments;

•	diversity, including, but not limited to, factors such as gender, ethnicity, race, sexual orientation and geography; and

•	an independent mindset

The Nominating and Corporate Governance Committee will identify new director candidates in the event of a vacancy in the Board through internal consultation and consultation with key stakeholders and shareholders.  Subsequently the candidates will be evaluated to ensure they possess these key characteristics –

•	a commitment to long-term value creation for our stockholders;

•	an appreciation for stockholder feedback;

•	high personal and professional ethics;

•	a proven record of success;

•	sound business judgment;

•	a strategic vision and leadership experience;

•	knowledge of financial services;

•	having no known history of misconduct or disrepute, especially in public or Corporate office;

The Company does not currently pay any third parties to aid it in identifying director candidates.

All members are independent directors in accordance with the Nasdaq Listing Rules.

11

Compensation Committee

Our Board of Directors also has a Compensation Committee, which reviews or recommends the compensation arrangements for our management and employees and assists the Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter (which is reviewed annually) and is composed of two members: Chee Keong Yap and Muhammad Azrul bin Abdul Hamid. Mr. Muhammad Azrul bin Abdul Hamid serves as chairman of this committee. All members are independent in accordance with the Nasdaq Listing Rules.

The Compensation Committee is responsible for:

evaluating the performance of our Chief Executive Officer in light of our company’s corporate goals and objectives and, based on such evaluation: (i) Reviewing and approving the cash compensation of our Chief Executive Officer, and (ii) Reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

•	reviewing and recommending to the Board of Directors the cash compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•

reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors; and

•	preparing the compensation committee report required by SEC rules, if and when required.

The Compensation Committee has the authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. If at any time the Compensation Committee includes a member who is not independent as defined under the Nasdaq Listing Rules, a subcommittee comprised entirely of individuals who are independent in accordance with the Nasdaq Listing Rules may be formed by the Compensation Committee for the purpose of ratifying any grants of awards under any incentive or equity-based plan for the purposes of complying with the exemption requirements of Rule 16b-3 of the Exchange Act; provided that any such grants shall not be contingent on such ratification. No compensation consultants were used during fiscal year 2024.

12

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of four directors. The Board has not appointed a lead independent director. Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that a lead independent director is not necessary at this time. To the extent the composition of the Board changes and/or grows in the future, the Board may reevaluate the need for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Insider Trading Arrangements and Policies

The Company has adopted a Code of Business Conduct and Ethics that applies to all directors, officers, and employees. This Code includes policies and procedures governing the purchase, sale, and other dispositions of our securities that are reasonably designed to promote compliance with insider trading laws, rules, and regulations. A copy of our Code of Business Conduct and Ethics, which contains these insider trading provisions, has been filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Attendance

There were 4 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2024. During the fiscal year, all Directors attended at least 75% of the aggregate number of meetings of the Board, except Ms. Jook Yuen Low who attended 1 meeting after her appointment on November 5, 2024. The Company held an annual meeting of stockholders in fiscal year 2024 and Mr. Su-Leng Tan Lee, Mr. Muhammad Azrul bin Abdul Hamid, and Mr. Chee Keong Yap were duly elected at that meeting. We encourage our directors to attend the annual meeting of stockholders.

There were 2 meetings each, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee and Compensation Committee held during fiscal year 2024.  There were 4 meetings held by the Audit Committee in conjunction with the Quarterly reporting schedule, and an additional 2 Executive Sessions of only the Independent Members of the Board of Directors.

Board Diversity Matrix

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f).

13

Each term used in the table has the meaning given to it in the rule and related instructions.

Board Diversity Matrix (As of November 28, 2025)

Board Size:
Total Number of Directors			4

	Female	Male	Non-Binary	Did Not
				Disclose Gender
Gender:
Directors	1	3	0	0

Number of Directors who identify in Any of the Categories Below:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian (other than South Asian)	1	3	0	0
South Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	0	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0

Vote Required

Directors are elected by a plurality of the votes cast, with the four nominees obtaining the greatest number of affirmative votes being elected as Directors, even if less than a majority. As a result, abstentions and broker non-votes will have no effect on the vote outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

14

PROPOSAL 2:

APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN

Background and Overview

The Compensation Committee of the Board has recommended that the Company should establish and maintain an equity incentive plan pursuant to which the Company may offer selected officers, directors (including independent directors), employees of and consultants to the Company and its subsidiaries the opportunity to acquire or increase equity ownership in the Company.

On November 20, 2025, the Board adopted, subject to shareholders’ approval, the BioNexus Gene Lab Corp. 2025 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan is designed to enable the flexibility to grant equity awards to our key management employees, directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. If the Incentive Plan is not approved by the Shareholders, the Incentive Plan will not be in effect.

Summary of the Provisions of the Incentive Plan

The following summary briefly describes the material features of the Incentive Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this proxy statement as Annex A.

Shares Available and Evergreen Provision

Our Board has authorized, subject to stockholder approval, 472,767 shares of our Common Stock for issuance under the Incentive Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly-issued shares or treasury shares.

The Incentive Plan includes evergreen provision providing for an automatic annual increase in the shares of common stock available for issuance under the 2025 Plan over the next 10 years in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year. Pursuant to the evergreen provision, the number of shares available for issuance under the 2025 Plan shall automatically increase on January 1st of each year for a period of 9 years, commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, provided that our board of directors may decide, prior to the first day of any calendar year, to provide that there shall be no increase in the shares available for issuance under the 2025 Plan for such calendar year or that the increase shall be a lesser number of shares than otherwise provided under the evergreen provision.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Incentive Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Incentive Plan.

Administration

The Incentive Plan will be administered by the Compensation Committee (the “Committee”) of the Board. The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Incentive Plan, the Committee determines the persons to whom grants of options, including but not limited to Stock Appreciation Rights (“SAR”), shares of restricted stock and other stock-based awards are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a non-statutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the Incentive Plan and to make determinations with respect to all Awards granted under the Incentive Plan. All determinations of the Committee are final and binding on all persons having an interest in the Incentive Plan or in any Award made under the Incentive Plan. The costs and expenses of administering the Incentive Plan are borne by the Company.

15

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees), independent directors, advisor or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our Board are also eligible to participate in the Incentive Plan. All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the Incentive Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Incentive Plan. Because future Awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.

Stock Options and SARs

Under the Incentive Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with stock options. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future Awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Incentive Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Incentive Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option’s grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option’s grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option’s grant.

Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee’s continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

Except as otherwise set forth in the Award agreement, options shall expire after a term of five years. However, the maximum term of options and SARs granted under the Incentive Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant’s service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Incentive Plan.

16

Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee’s approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the Incentive Plan, the Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant’s termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

An Award of restricted stock will be evidenced by a written agreement between us and the participant. The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder’s continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the Incentive Plan. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the Incentive Plan.

Other Stock-Based Awards

Under the Incentive Plane, the Committee is also authorized to grant other stock-based awards valued in whole or in part by reference to or otherwise based on stock (“Other Stock-Based Awards”), which include performance shares, convertible preferred stock (to the extent a series of preferred stock is authorized), convertible debentures, warrants, exchangeable securities and awards based of stock or options based on fair market value, book value, or performance by the Company or any subsidiary, affiliate or division. Other Stock-Based Awards may be granted in tandem with other Awards under the Incentive Plan.

Other Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date to which the stock is issued or, if later, the date on which any applicable restriction, performance or deferral period lapses. The recipient of an Other Stock-Based Award, subject to the terms of the grant agreement, is entitled to interest or dividends with respect to the number of shares covered by their Other Stock-Based Award.

17

Change in Control Provisions

In the event of a change in control of the Company, and except as otherwise set forth in the applicable grant agreement, all unvested portions of Awards shall vest immediately. Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the Committee’s discretion, receive the same distribution of the Company’s common stock on such terms as determined by the Committee. Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

Fair Market Value

Under the Incentive Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of our common stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the common stock is not then traded on a national securities exchange.

Transferability Restrictions

Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Clawback Policy

All awards granted under the Incentive Plan are subject to the terms of any Company potential forfeiture, incentive compensation recoupment, clawback, or similar actions. The Awards are also subject to policies established by the Company, such as anti-hedging or pledging policies. These policies and shall include, without limitation, (i) any Company policy established to comply with applicable laws (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (ii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the shares of Stock or other securities are listed or quoted, and these requirements shall be deemed incorporated by reference into all outstanding Award Agreements.

Termination or Amendment of the Incentive Plan

Unless sooner terminated, no Awards may be granted under the Incentive Plan after November *, 2035. Our Board may amend or terminate the Incentive Plan at any time, but our Board may not, without stockholder approval, amend the Incentive Plan to increase the total number of shares of our common stock reserved for issuance of Awards. In addition, any amendment or modification of the Incentive Plan shall be subject to stockholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

18

Options and SARS. There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards. A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Required Vote of Stockholders

The approval of the Incentive Plan Proposal requires that a quorum exist and that the number of votes cast in favor of approval of the Incentive Plan Proposal exceeds the number of votes cast against approval of the Incentive Plan Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Incentive Plan Proposal. Brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Equity Incentive Plan Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Incentive Plan Proposal.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO APPROVE OF THE 2025 EQUITY INCENTIVE PLAN AND THE FORM, TERMS AND PROVISIONS.

19

PROPOSAL 3:

RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected JP CENTURION & PARTNERS PLT as our independent registered public accounting firm for the year ending December 31, 2025, and has further directed that we submit the selection of JP CENTURION & PARTNERS PLT for ratification by our stockholders at the Annual Meeting.

We are not required to submit the selection of our independent registered public accounting firm for stockholder approval but are submitting our selection of JP CENTURION & PARTNERS PLT for stockholder ratification as a matter of good corporate governance. If the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of JP CENTURION & PARTNERS PLT. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in our best interests.

Representatives of JP CENTURION & PARTNERS PLT are expected to be present by video at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

All audit, audit-related, tax and other services rendered by JP CENTURION & PARTNERS PLT have been and will be reviewed, pre-approved and performance monitored by the Audit Committee. Audit and permissible non-audit services may be pre-approved by the Audit Committee delegate represented by Mr. Chee Keong Yap, its chair, or Mr. Muhammad Azrul bin Abdul Hamid, an Audit Committee member, if Mr. Anderson is not available. Pre-approval decisions are reported by the chair/delegate to the Audit Committee promptly but not later than the next scheduled Audit Committee meeting.

In its review of JP CENTURION & PARTNERS PLT's services, the Audit Committee considers, among other factors, the possible impact of the performance of such services on the independence of JP CENTURION & PARTNERS PLT. The Audit Committee has determined that the services performed by JP CENTURION & PARTNERS PLT for the year ended December 31, 2024, were compatible with maintaining the independence of JP CENTURION & PARTNERS PLT. Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: "Board Committees" and "Report of the Audit Committee."

JP CENTURION & PARTNERS PLT has audited our financial statements since 2020.

Fees for Independent Registered Public Accounting Firm

The following is a summary of the aggregate fees recorded by us on a generally accepted accounting principles basis for the audit and other services rendered by JP CENTURION & PARTNERS PLT, our independent registered public accounting firm, for the years ended December 31, 2024, and 2023.

20

(1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2024	$86,829
2023	$92,833

(2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph:

2024	$11,191
2023	$5,201

(3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

2024	$30,197
2023	$14,763

(4) All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) were:

2024	$2,258
2023	$4,508

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast. Because abstentions are not counted as votes cast for or against this proposal, they will have no effect on the outcome of the vote. Any broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3 RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

21

PROPOSAL 4:

ADJOURNMENT PROPOSAL:

APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY,

TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES

IN FAVOR OF PROPOSAL 2

General

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 2, our proxy holders may move to continue, adjourn or postpone the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

We are asking our stockholders to approve a proposal (the “Adjournment Proposal”) to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Proposal No. 1 at the time of the Annual Meeting. If our stockholders approve this Adjournment Proposal, we can continue, adjourn or postpone the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Proposal No. 2. Among other things, approval of the Adjournment Proposal could mean that, even if we received proxies representing a sufficient number of votes to defeat the Reverse Stock Split Proposal, we could continue, adjourn or postpone the Annual Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposals.

If it is necessary to continue, adjourn or postpone the Annual Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have the effect of a vote against Proposal 4 and broker non-votes will have no effect on the outcome of Proposal 4. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4 APPROVAL OF THE ADJOURNMENT PROPOSAL AS DESCRIBED HEREIN.

22

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table reflects the Summary Compensation for our named Executive Officers for fiscal years ended December 31, 2024 and 2023, respectively. For such periods, there were no bonus, non-equity plan compensation, nonqualified compensation earnings or other compensation other than as stated below for the named executive officers. The material terms of the employment agreement with our named executive officer are described below.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yeat Min Fong	2024	—	—	—	—	—	—	—	—
Former Chairman (1)	2023	$16,069	$—	$7,583	$—	—	—	$—	$23,652
Yee Meng Wong	2024	—	—	—	—	—	—	—	—
Former President (2)	2023	$16,069	$—	$7,583	$—	—	—	$—	$23,652
Sook Keng Yeoh	2024	—	—	—	—	—	—	—	—
Former Chief Executive Officer (3)	2023	$12,000	$—	$7,583	$—	—	—	$—	$19,583
Chi Yuen Leong	2024	—	—	—	—	—	—	—	—
Former Chief Executive Officer (4)	2023	$3,283	$—	$—	$—	—	—	$—	$3,283
Wei Li Leong	2024	—	—	—	—	—	—	—	—
Former Chief Financial Officer (5)	2023	$16,000						$842	$16,842
Liong Tai Tan	2024	—	—	—	—	—	—	—	—
Chief Operating Officer (6)	2023	$—	—	—	—	—	—	—	—
Su-Leng Tan Lee	2024	$490,126	$1,000	$0	$0	$0	$0	$0	$491,126
Chief Executive Officer & Chief Operating Officer (7)	2023	$9,095	$0	$0	$0	$0	$0	$0	$9,095

(1)	Mr. Yeat Min Fong was removed from his position as Chairman of the Company on December 11, 2023.
(2)	Ms. Yee Meng Wong was removed from her position as President of the Company on December 11, 2023.
(3)	Mr. Sook Keng Yeoh tendered his resignation to the Company on October 4, 2023.
(4)	Mr. Chi Yuen Leong was appointed as CEO of the Company on October 12, 2023, and removed from his position as CEO of the Company on December 11, 2023.
(5)	Ms. Wei Li Leong tendered her resignation letter to the Company on October 30, 2023.
(6)	Mr. Liong Tai Tan tendered his resignation to the Company on August 31, 2023.
(7)	Mr. Tan Lee began his position on September 1, 2023.

23

Employment Agreements

Employment Agreement between Mr. Su-Leng Tan Lee and BioNexus

Effective as of August 15, 2023, BioNexus entered into an employment agreement with Mr. Su-Leng Tan Lee. The agreement provides for an annual base salary. Mr. Tan Lee’s employment will terminate two years from the effective date of the agreement, and such term shall be automatically extended for a one-year term thereafter at the Company’s request. The agreement further provides that either party to the agreement may terminate Mr. Tan Lee’s employment upon one month’s prior written notice. Additionally, the agreement provides that Mr. Tan Lee shall not, during the term of the agreement and for 24 months after cessation of employment, carry on business in competition with the Company.

Grants of Plan-Based Awards

Except as stated above, no plan-based awards were granted to any of our named executive officers during the fiscal year ended December 31, 2024.

Policies and Practices Regarding the Timing of Awards of Options

During the fiscal year ended December 31, 2024, the Company did not maintain an equity incentive plan or other equity compensation arrangements. As a result, the Company did not grant any stock options to named executive officers during the fiscal year, and the Board of Directors did not maintain a specific policy regarding the timing of equity awards in relation to the release of material non-public information.

Subject to shareholder approval of Proposal 2 (the "2025 Equity Incentive Plan"), the Compensation Committee intends to adopt policies to ensure that future equity grants are made in accordance with applicable laws and best practices regarding the release of material non-public information.

Outstanding Equity Awards at Fiscal Year End

The equity awards reflected in the Summary Compensation Table above represents all restricted stock awards issued to our executive officers as of December 31, 2024. No other stock or stock option awards were granted to any other officer of the Company as of December 31, 2024.

Option Exercises and Stock Vested

No option to purchase our capital stock was exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal period ended December 31, 2024.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal period ended December 31, 2024.

24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us as of November 28, 2025 except where another date is noted below), with respect to beneficial ownership of our Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock, (ii) each director, (iii) each of our named executive officers (NEOs), and (iv) all current directors, executive officers and named executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, other key executives identified as NEOs and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible or will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated. Unless otherwise indicated the address of each beneficial owner is c/o BioNexus Gene Lab Corp., Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur, Malaysia. The percentage of beneficial ownership is based on 2,363,836 shares of our Common Stock outstanding as of November 28, 2025.

Name and address of beneficial owners	Amount and nature of beneficial ownership of Common Stock	Approximate percentage of outstanding Common Stock (1)

Directors and Named Executive Officers:
Su-Leng Tan Lee	-	-
Muhammad Azrul bin Abdul Hamid	-	-
Chee Keong Yap	-	-
Jook Yuen Low	1,261	0.05%
Set Fui Chong	-	-
All directors and executive officers as a group (4 persons)		%

5% or Greater Stockholders
Fidelion Diagnostics Pte Ltd (2)	392,329	16.6%
ARC Group International Ltd (3)	175,000	7.4%
Choong-Chin Liew (4)	166,666	7.05%
Soo Kow Lai (5)	124,999	5.29%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has ownership of and voting power and investment power with respect to our Common Stock. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	The address for Fidelion Diagnostics Pte Ltd is #13-09 International Plaza, 10 Anson Road, 79903 Singapore.
(3)	The address for ARC Group International Ltd is 1539 Nanjing West Road, Office Tower 2, Floor 43 Kerry Center, Shanghai 200040, China.
(4)	The address for Choong-Chin Liew is 81 Millersgrove Drive, Toronto, Ontario M2R 3S1, Canada.
(5)	The address for Soo Kow Lai is A-28-7, Level 28, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, Kuala Lumpur, Malaysia.

25

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

For the Annual Meeting, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. This means a single copy of the proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Investor Relations, BioNexus Gene Lab Corp., Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur, Malaysia or your oral request to the Company at +60 3 86796680. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our Investor Relations department if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

We know of no other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by a stockholder’s submission of their proxy.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. Stockholders may obtain a copy of these reports, including the financial statements and financial statement schedules, without charge, by writing to Investor Relations at our principal executive offices located at Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur, Malaysia. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Additionally these reports, proxy statements and other information regarding the Company, are also available on our website at http://www.bionexusgenelab.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

All stockholders are urged to vote by following the instructions on the Notice or, if printed proxy materials were received, by following the instructions provided with printed proxy materials.

26

ANNEX A

2025 EQUITY INCENTIVE PLAN

2025 EQUITY INCENTIVE PLAN

OF BIONEXUS GENE LAB CORP.

SECTION 1. Overview

1.1 Purpose. The purpose of the 2025 Equity Incentive Plan (the “Plan”) is to advance and promote the interests of BioNexus Gene Lab Corp. (the “Corporation”) and its Subsidiaries as defined under sub-section 1.2(mm) by providing employees, independent directors, consultants and advisors of the Corporation or its Subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, independent directors, consultants and advisors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Common Stock and by providing for payments to such individuals based on the appreciation in value or value of such Common Stock. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

1.2 Definitions. The following definitions are applicable to the Plan:

(a) “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Corporation; and (e) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the Code, the laws, rules, regulations and government orders of the United States and Malaysia, the rules of any applicable share exchange or national market system, and the laws and the rules of any jurisdiction applicable to Awards granted to residents therein.

(c) “Award” means Options, Restricted Stock, Stock Appreciation Rights (SARs), Other Stock-Based Award or any combination thereof, granted under the Plan.

(d) “Award Agreement” means the written agreement by which an Award shall be evidenced.

(e) “Beneficiary” means the beneficiary or beneficiaries designated in accordance with Section 5.8 hereof to receive the amount, if any, payable under the Plan upon the death of a Participant.

(f) “Book Value” means, as of any given date, on a per share basis (i) the stockholders’ equity in the Corporation as of the last day of the immediately preceding fiscal year as reflected in the Corporation’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Common Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(g) “Board” means the Board of Directors of the Corporation.

A-1

(h) “Change in Control” means the occurrence of any of the following (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any person or group; (ii) a transaction or series of transactions pursuant to which any person or group (other than the Corporation or an affiliate thereof) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the voting shares of the Corporation, including by way of merger, consolidation or otherwise; (iii) a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock, of the surviving corporation immediately after the Business Combination as immediately before; (iv) the approval by the holders of shares of Shares of a plan of complete liquidation of the Corporation, other than a merger of the Corporation into any subsidiary or a liquidation as a result of which persons who were stockholders of the Corporation immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or (v) within any twenty-four (24) month period, the incumbent directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Corporation; provided, however, that any director elected to the Board, or nominated for election, by a majority of the incumbent directors then still in office, shall be deemed to be an incumbent director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (i), (ii), (iii), or (iv) of this definition).

Notwithstanding the foregoing, solely for the purpose of determining the timing of any payments pursuant to any Award constituting a “deferral of compensation” subject to Code Section 409A, a Change of Control shall be limited to a “change in the ownership of the Corporation,” a “change in the effective control of the Corporation,” or a “change in the ownership of a substantial portion of the assets of the Corporation” as such terms are defined in Section 1.409A-3(i)(5) of the U.S. Treasury Regulations.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j) “Committee” means the committee appointed pursuant to Section 1.3 hereof or if no such Committee is appointed, the Board.

(k) “Common Stock” means the common stock, no par value, of the Corporation.

(l) “Corporation” means BioNexus Gene Lab Corp.

(m) “Effective Date” means the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by a majority of the votes cast by the stockholders of the Corporation at the next annual or special meetings of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

(n) “Eligible Individual” means any Key Employee, independent directors, consultant or advisor of the Corporation or any Subsidiary.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act include references to successor provisions.

(p) “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Grant Date and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange.

A-2

(q) “Incentive Stock Option” means an Option to purchase Common Stock that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

(r) “Immediate Family” means, with respect to a particular Participant, the Participant’s spouse, children and grandchildren.

(s) “Key Employee” means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation. Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.

(t) “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six (6) months or (ii) has purchased from the open market.

(u) “Non-Employee Director” means a member of the Board who qualifies as a “Non-employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(v) “Non-qualified Stock Option” means an Option to purchase Common Stock that does not qualify as an Incentive Stock Option.

(w) “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(x) “Option Price” means the purchase price per Share of an Option.

(y) “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.

(z) “Other Stock-Based Award” means an Award under Section 5 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

(aa) “Participant” means an Eligible Individual who has been granted an Award or a Permitted Transferee.

(bb) “Permitted Transferee” means in connection with a transfer made for bona fide estate planning purposes, either during a Participant’s lifetime or on death by will or intestacy, to his or her Immediate Family, or any other relative approved unanimously by the Board of Directors of the Company, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, such Participant or any such family members.

(cc) “Plan” means this 2025 Equity Incentive Plan of BioNexus Gene Lab Corp., as the same may be amended from time to time.

A-3

(dd) “Restricted Stock” means Shares which are subject to forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(ee) “Restricted Period” means the period of time shares of Restricted Stock are subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(ff) “Restrictions” means those restrictions and conditions placed upon Restricted Stock as determined by the Board in accordance with Section 4.2 hereof.

(gg) “Rule 16b-3” means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

(hh) “SEC” means the Securities and Exchange Commission.

(ii) “Section 16 Participant” means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.

(jj) “Share” means a share of Common Stock.

(kk) “Stock Appreciation Right” or “SAR” means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.

(ll) “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect to which the Corporation (i) in the case of a corporation, owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock or (ii) in the case of any other entity, has a fifty percent (50%) or more ownership interest.

(mm) “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where “voting power” means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

1.3 Administration. The Plan shall be administered by the Committee, which, unless otherwise determined by the Board, shall consist of two or more directors of the Corporation, all of whom qualify as Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Compensation Committee of the Board (the “Compensation Committee”) meets the requirements set forth in this Section 1.3 hereof, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board.

A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

(i) to select the Participants from Eligible Individuals;

(ii) to grant Options and/or Restricted Stock to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;

A-4

(iii) to determine the amount, if any, that a Participant shall pay for Restricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period applicable to the Restricted Stock;

(iv) to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

(v) to determine consistent with the Code whether an Option that is granted to a Participant is a Non-qualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

(vi) to amend any Incentive Stock Option with the consent of the Participant so as to make it a Non-qualified Stock Option;

(vii) to cancel, with the consent of the Participant, any outstanding Award(s) and to grant new Award(s) in substitution therefor;

(viii) to grant a SAR in connection with the grant of an Option or separately;

(ix) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or consultancy;

(x) subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

(xi) to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;

(xii) to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to take all other actions considered necessary or advisable for the administration of the Plan; and

(xiii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

A-5

1.4 Participation. The Committee may, in its discretion, grant Awards to any Eligible Individual, whether or not he or she has previously received an Award. Participation in the Plan shall be limited to those Key Employees, independent directors, consultants and advisors who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No such Eligible Individuals shall at any time have the right to be a Participant unless selected by the Committee pursuant to the Plan. No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

1.5 Maximum number of Shares Available for Awards. (a). Subject to the evergreen provisions in Section 1.5(b) as well as the adjustment in accordance with Section 5.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is 472,767 Shares. The maximum number of Shares of stock that may be issued pursuant to the exercise of Incentive Stock Options is 472,767 Shares subject to adjustment as stated.

(b).  In addition to subpart (a) above, the number of shares of Shares available for issuance under the Plan shall automatically increase on January 1st of each year for a period of nine years commencing on January 1, 2026 and ending on (and including) January 1, 2035, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the number of Shares in the Plan for such calendar year or that the increase in the Shares for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the maximum number of Shares under the Plan in this Section 4.1 (472,767 Shares as adjusted herein) is a limitation on the number of Shares that may be issued pursuant to the Plan. Accordingly, this Section 4.1 does not limit the granting of Shares outside of the Plan.

(c). In the event any Awards granted under the Plan shall be forfeited, terminate or expire, the number of Shares subject to such Award, to the extent of any such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan. The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before such Common Stock is due and distributable.

1.6 Jurisdictional Considerations. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the Share limitations contained in Section 1.5 of the Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

1.7 General Conditions to Grants. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee. All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or in the Participant’s employment or other agreement with the Corporation or any Subsidiary.

A-6

SECTION 2. Options

2.1 Awards of Options. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options or Non-qualified Stock Options, or both, shall be granted and the number of Shares to be granted to each such Eligible Individual; provided, however, that only Key Employees may receive Incentive Stock Options and the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which any incentive stock options are exercisable for the first time by any Key Employee during any calendar year under all incentive stock option plans of the Corporation and any Subsidiary shall not exceed one hundred thousand dollars ($100,000) or such other limit set forth in Section 422 of the Code (the “Limitations of the Code”). If the aggregate fair market value of such shares exceeds the Limitations of the Code, the excess Shares will be treated as Non-qualified Options under this Plan. In reducing the number of Incentive Stock Options to meet the Limitations of the Code, the most recently granted Incentive Stock Options shall be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limitations of the Code, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option. In the event that any Incentive Stock Options granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated as Non-qualified Stock Options under the Plan. In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such individuals’ responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.

2.2 Terms and Conditions of Options. Except as otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or in an Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as set forth in the Award Agreement or the Participant’s employment or other agreement with the Corporation or any Subsidiary:

(a) Option Term. Each Option shall expire on the fifth (5th) anniversary of the Grant Date or on such earlier date as may be specified in the Participant’s Award Agreement or employment or other agreement with the Corporation or any Subsidiary. The Committee may extend such Option Term; provided, however, that (i) such extension shall not in any way disqualify the Option as an Incentive Stock Option and (ii) the Option Term, including any such extensions, shall not exceed ten (10) years. The Option Term of Incentive Stock Options granted to 10% Owners shall not exceed five (5) years.

(b) Option Price. The Option Price per Share shall be determined by the Committee no later than the Grant Date of any Option; provided, however, (i) the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date, and (ii) in the case of an Incentive Stock Option granted to a 10% Owner, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date (but in no event less than the par value of a Share). The Option Price may be denominated in U.S. Dollars, Chinese Renminbi or other local currency as determined by the Committee.

(c) Exercise of Option. The exercisability of an Option shall be determined by the Committee. Subject to acceleration or early expiration as provided elsewhere in the Plan or in a Participant’s employment or other agreement with the Corporation or any Subsidiary, the vesting of any Option granted under the Plan shall be subject to the Participant remaining in the employ of or maintaining a consultancy with the Corporation or any of its Subsidiaries and shall vest (i) in five (5) equal installments of twenty percent (20%) of the amount granted, with the first installment vesting on the March 31 next following the Grant Date and each other installment vesting on each of the next four March 31 dates thereafter or (ii) in such other amounts over such period of time after the Grant Date as the Committee may designate.

A-7

(d) Disqualifying Disposition. The Award Agreement shall require any Participant who is granted an Incentive Stock Option to notify the Corporation of any disposition of such Shares issued upon the exercise of such Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (a “Disqualifying Disposition”) within ten (10) business days after such Disqualifying Disposition.

(e) Payment of Purchase Price upon Exercise. The purchase price as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer denominated in U.S. Dollars, Chinese Renminbi or other local currency, (ii) in such other consideration as the Committee deems appropriate, including, but not limited to, loans from the Corporation or a third party and cashless exercise, (iii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash (denominated in U.S. Dollars, Chinese Renminbi or other local currency) and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iv) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, (v) or (v) a combination of the foregoing.

(f) Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any portion of any Option granted hereunder that is not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii) Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her Options, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

(g) Transferability of Stock Options. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death, and during the lifetime of the Participant, shall be exercisable only by the Participant or his or her guardian or legal representative.

A-8

(h) Investment Representation. Each Award Agreement for an Option shall provide (or be deemed to provide) that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(e) hereof) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal, state or other governmental securities laws.

(i) Participants to Have No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

(j) Other Option Provisions. The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.

2.3 Exercise of Options. An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares, pursuant to subsection 2.3(e).

SECTION 3. Stock Appreciation Rights

3.1 Award of Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted and the number of Shares to be granted to each such Eligible Individual. When granted, SARS may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such Option, or (y) the exercise of such Option.

3.2 Strike Price. The strike price (“Strike Price”) of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of Fair Market Value of a Share on such Grant Date as the Committee shall specify.

3.3 Vesting of SARs. Unless otherwise specified in the applicable Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, (x) each SAR not identified with any other Award shall become exercisable with respect to 20% of the Shares subject thereto on each of the first five March 31 dates following the Grant Date of such SAR or in such other amounts and over such other time period as may be determined by the Committee and (y) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised.

A-9

3.4 Exercise of SARs. SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement or a Participant’s employment or other agreement with the Corporation or any Subsidiary, the exercise of SARs that are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option, to the extent of such exercise and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan. The benefit for each SAR shall be equal to (x) the Fair Market Value of the Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash (subject to applicable withholding), except that the Committee may provide in the applicable Award Agreement that benefits may be paid wholly or partly in Shares.

3.5 No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her SAR.

3.6 Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her SARs, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier, and any SARs granted hereunder that are not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii) Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her SARs, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any SARs granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

SECTION 4. Restricted Stock

4.1 Awards of Restricted Stock. Restricted Stock awarded under the Plan shall be subject to certain Restrictions as provided below. All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the discretion of the Committee, subject to the provisions of the Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives.

4.2 Restricted Period/Restrictions. At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable.

A-10

4.3 Rights as Stockholders. Except for the conditions outlined in Section 4.2 hereof, and the forfeiture conditions described in Section 4.5 hereof, each Participant shall have all rights of a holder of Common Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the stockholders of the Corporation.

4.4 Delivery of Shares. The certificates for any Restricted Stock awarded to an Eligible Individual under the Plan shall be held (together with a stock power executed in blank by the Eligible Individual) in escrow by the Secretary of the Corporation under the Participant’s name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited. At the conclusion of the Restricted Period or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in Section 4.5 hereof, and subject to the satisfaction of the Corporation’s withholding obligations described in Section 5.7 hereof, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2 hereof.

4.5 Termination of a Participant’s Employment or Consultancy. Unless otherwise provided in the Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination for any Reason other than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary is terminated, except termination due to death, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions will be forfeited and become the property of the Corporation on the date of such termination. However, the Committee may, if it, in its sole discretion, determines that the circumstances warrant such action, approve the release of all or any part of the Restricted Stock that would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

(ii) Upon Termination Due to Death. If a Participant’s employment or consultancy with the Corporation or a Subsidiary is terminated due to death, all Shares of Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions and which would have been released, if the Participant had not died, within the calendar year following the Participant’s death shall be released on the date of such termination as if with respect to such Shares the Restricted Period had ended and the other Restrictions had lapsed and certificates representing such Shares of Restricted Stock shall be delivered to the Participant’s Beneficiary or legal representative free from such Restrictions as soon as practicable following such termination and all other Shares of Restricted Stock that would not have been released, if the Participant had not died, within the calendar year following the Participant’s death will be forfeited and become the property of the Corporation on the date of such termination.

4.6 Section 83(b) Elections. A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the Fair Market Value of any Restricted Stock in gross income while they are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within ten (10) days of making such election and promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

A-11

SECTION 5. Other Stock-Based Awards

5.1 Administration.

(i) Other awards of Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (“Other Stock-Based Awards”), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Corporation’s articles of incorporation), convertible debentures, warrants, exchangeable securities and Share awards or options valued by reference to Fair Market Value, Book Value or performance of the Corporation or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Options, Stock Appreciation Rights, Restricted Stock, granted under the Plan and/or cash awards made outside of the Plan.

(ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of Shares to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Shares upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

5.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 5 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement, Shares subject to awards made under this Section 5 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 5 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any award under Section 5 and any Shares covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the Participant’s or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 5.

(v) Each award under this Section 5 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Corporation and by the Participant.

(vi) Shares issued on a bonus basis under this Section 5 may be issued for no cash consideration.

A-12

SECTION 6 Change in Control Provisions

6.1 Benefits. In the event of a Change in Control of the Corporation, and except as otherwise provided by the Committee in an award agreement or in a written employment agreement between the Corporation and a Participant, a Participant’s unvested Award shall vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a) Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b) The Committee, in its sole discretion, may provide for the purchase of any Awards by the Corporation or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 6.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Corporation.

(c) The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant.

(d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

SECTION 7. General Provisions

7.1 General Creditor Status. Participants shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; provided, however , that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or pay cash; provided, further, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

7.2 Certain Adjustments to Shares. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Awards under the Plan and the number and kind of Shares subject to a Restricted Period or other Restrictions or subject to Options in outstanding Awards and the Option Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

A-13

7.3 Successor Corporation. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

7.4 No Claim or Right Under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, independent directors, consultant or advisor any right to be retained in the employ of or by the Corporation.

7.5 Awards Not Treated as Compensation Under Benefit Plans. No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

7.6 Listing and Qualification of Common Stock. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option or pursuant to an Award of Restricted Stock until completion of such stock exchange listing or other qualification of such shares under any state, federal or other governmental law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

7.7 Withholding Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld, including, without limitation, taxes required to be withheld under the tax laws, rules and regulations and governmental orders of Malaysia, with respect to Awards granted pursuant to the Plan, including, but not limited to, (i) accepting a remittance from the Participant in cash, or in the Committee’s discretion in Mature Shares (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Common Stock at a rate up to such Participant’s maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

A-14

7.8 Non-transferability/Designation and Change of Beneficiary.

(a) An Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death and may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.

(b) Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

7.9 Payments to Persons Other Than A Participant. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

7.10 Designated Participants.

(a) If the Committee determines in its sole discretion that an appointment is necessary or desirable to comply with the regulatory requirements in Malaysia, it may appoint the Corporation, a Subsidiary or any other institution or organization registered outside of Malaysia (a “Trustee”) to hold the interest and exercise the rights granted under the Plan of any Participant (a “Designated Participant”) who either is a national of and ordinary resident in Malaysia or is otherwise designated by the Committee as a Designated Participant. In relation to any such appointment, the Trustee will undertake to do the following for and on behalf of the Designated Participant, subject at all times to the Committee’s supervision:

(i) execute the relevant Award Agreement with the Corporation;

(ii) hold the Award (a “Designated Award”) for the benefit of the Designated Participant;

(iii) take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant’s beneficial interest under the Plan or under the Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under the terms of Section 2.2(c) of the Plan and making payment under the terms of Section 2.2(e) of the Plan; and

(iv) after deducting its costs, fees and expenses as contemplated under subsection 5.10(d), hold, or at the Designated Participant’s direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

A-15

(b) Without limiting the scope of its authorities under Section 2.1 or any other provision of the Plan, the Committee may at any time impose restrictions on the method of exercise of a Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee acting on the Designated Participant’s behalf) does not receive Shares and receives solely cash, in the amount and denomination determined under Section 2.2(e).

(c) An appointment of a Trustee pursuant to the terms of this Section to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Committee determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements in Malaysia.

(d) The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, Shares underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section. The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

7.11 No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith. The indemnification provided for in this Section 5.11 shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

7.12 Amendment or Termination. Except as to matters that in the opinion of the Corporation’s legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date, the Plan shall terminate and no further Awards shall be made under the Plan after the tenth (10th) anniversary of the Effective Date of the Plan.

7.13 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Wyoming, without reference to the principles of conflicts of law thereof.

7.14 Non-uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or consultancies.

7.15 Clawback Policy. All Awards (including on a retroactive basis) granted under the Plan are subject to the terms of any Corporation forfeiture, incentive compensation recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable laws, as well as any other policy of the Corporation that may apply to the Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. In particular, these policies and/or provisions shall include, without limitation, (i) any Corporation policy established to comply with applicable laws (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (ii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the shares of Stock or other securities are listed or quoted, and these requirements shall be deemed incorporated by reference into all outstanding Award Agreements.

A-16

7.16 Section 409A of the Code.

(a) Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Section 409A of the Code and the authoritative guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with such intent. Each payment under an Award shall be treated as a separate payment for purposes of Section 409A of the Code.

(b) If a Participant is a “specified employee” (as such term is defined for purposes of Section 409A of the Code) at the time of his termination of service, no amount that is nonqualified deferred compensation subject to Section 409A of the Code and that becomes payable by reason of such termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within 30 days following the date of the Participant’s death. For purposes of Section 409A of the Code, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Section 409A of the Code, and references in the Plan and any Award Agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Section 409A of the Code, unless the applicable Award Agreement provides otherwise, such Award shall be payable upon the Participant’s “separation from service” within the meaning of Section 409A of the Code. If any Award is or becomes subject to Section 409A of the Code and if payment of such Award would be accelerated or otherwise triggered under a Change of Control, then the definition of Change of Control shall be deemed modified, only to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, to mean a “change in control event” as such term is defined for purposes of Section 409A of the Code.

(c) Any adjustments made pursuant to Article XV to Awards that are subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code, and any adjustments made pursuant to Article XV to Awards that are not subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (x) continue not to be subject to Section 409A of the Code or (y) comply with the requirements of Section 409A of the Code.

7.17 No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

7.18 Severability. If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

7.19 No Funding. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Corporation and the Participant shall have no greater claim to the Shares underlying such Award or any other assets of the Corporation or Affiliate than any other unsecured general creditor.

***

A-17

Control Number:                 Number of Shares:                 Shareholder:

BIONEXUS GENE LAB CORP.

Unit A-28-7, Tower A, Menara UOA Bangsar

No. 5 Jalan Bangsar Utama1

59000 Kuala Lumpur, Malaysia

PROXY CARD

Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders - December 24, 2025

The undersigned hereby appoints Su-Leng Tan Lee, as proxy with full power of substitution, to represent and vote as set forth herein all the common shares of BioNexus Gene Lab Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders and any adjournments or postponements thereof, as designated below.

If no designation is made, the proxy, when properly executed, will be voted “FOR” in Item 1, 2, 3, 4.

Item 1 Each of Su-Leng Tan Lee, Muhammad Azrul bin Abdul Hamid, Jook Yuen Low, and Chee Keong Yap (being each director of the Company that held that office seven days before the date of the distribution of the notice of an annual meeting) is re-elected as a director of the Company.

Su-Leng Tan Lee	☐	FOR	☐	AGAINST	☐	ABSTAIN
Muhammad Azrul bin Abdul Hamid	☐	FOR	☐	AGAINST	☐	ABSTAIN
Jook Yuen Low	☐	FOR	☐	AGAINST	☐	ABSTAIN
Chee Keong Yap	☐	FOR	☐	AGAINST	☐	ABSTAIN

Item 2 Approval of the 2025 Equity Incentive Plan.

☐ For     ☐ Against     ☐ Abstain

Item 3 To re-appoint JP CENTURION & PARTNERS PLT in Kuala Lumpur, Malaysia as auditors of the Company to hold office from the conclusion of the Annual Meeting until the conclusion of the annual meeting of the Company to be held in 2026 and approve the discretion of the Board to determine the remuneration of the same; and

☐ For     ☐ Against     ☐ Abstain

Item 4 Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 2 (the “Adjournment Proposal”).

☐ For     ☐ Against     ☐ Abstain

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: ___________________________________________, 2025

______________________________________________________
Signature

______________________________________________________
Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted, and the proxy signed by an officer of the corporation indicating his/her title.

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088 or dial (469) 633-0101 to vote via phone.

OR

You may sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1. Go to https://onlineproxyvote.com/BGLC/2025 at any time 24 hours a day.

2. Login using the control number located in the top left-hand corner of this proxy card.

3. Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card, Proxy Statement and the Company’s Annual Report to Shareholders are available at https://onlineproxyvote.com/BGLC/2025

https://www.bionexusgenelab.com/annualmeeting2025

In order to attend our Virtual Annual Meeting, you must log in to https://www.bionexusgenelab.com/annualmeeting2025 to register for the meeting.